Supplement dated June 27, 2003 to
                        Prospectus dated May 1, 2000 for:
                       TOUCHSTONE SELECT VARIABLE ANNUITY
                                    issued by
                     WESTERN-SOUTHERN LIFE ASSURANCE COMPANY
                                   through its
                               Separate Account 1

         On June 25, 2003, the Securities and Exchange Commission issued a Notice of Application for Order Pursuant to Section 26(c) of the Investment Company Act of 1940 approving the proposed substitution of shares of the Putnam VT International Equity Fund for the Touchstone International Equity Fund within the variable insurance product referenced above (the "Contract"). The final Order is expected to be issued on or around July 21, 2003.

         The Touchstone International Equity Fund is referred to herein as the "Replaced Fund." The Putnam VT International Equity Fund is referred to herein as the "Replacement Fund."

         The Replaced Fund will not be available as an investment option under the Contract after the date of the substitution, and no additional amounts may be allocated to that subaccount on or after the date of the substitution. The Replacement Fund will be a new investment under the Contract beginning on the date of the substitution. The substitution is expected to take place on or around July 25, 2003. Your account value will not change as a result of the substitution.

         The reason for the proposed substitution of the Touchstone International Equity Fund is that the Touchstone International Equity Fund has been unable to gather sufficient assets to be operationally efficient and has under-performed its peer group. The Putnam VT International Equity Fund, which will replace the Touchstone International Equity Fund, has a historical performance that exceeds that of the Touchstone International Equity Fund.

         Contract owners who have amounts allocated to the Replaced Fund may reallocate those amounts

     o    out of Replaced Fund prior to the date of the substitution, or

     o out of the Replacement Fund within 30 days after the date of the substitution to any other investment options under the Contract, without the imposition of any transfer charge or limitation and without reducing the number of free transfers that may be made in a given contract year.